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EXHIBIT 23:

                     CONSENT OF INDEPENDENT ACCOUNTANTS

As independent accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-58722.

Arthur Andersen


Amstelveen, The Netherlands
April 12, 2002